                                                                    EXHIBIT 99.1

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE SHEET
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                     NOVEMBER 2001


                                                          Ending Balance
                                                             11/30/01
                                                          --------------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                15,905,971
     Accounts receivable                                       4,871,536
     Inventories                                                       -
     Prepaid expenses and other current assets                   601,500
                                                          --------------
               Total current assets                           21,379,007

Net property, plant and equipment                                487,725

Other assets                                                   7,781,988
                                                          --------------
                                                              29,648,720
                                                          ==============




LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                                   0
     Current portion long-term debt                           79,001,468
     Accounts payable                                         35,418,267
     Accrued expenses                                         15,647,232
     Income taxes payable                                      6,498,044
                                                          --------------
          Total current liabilities                          136,565,011

Current assets in excess of reorganization value              22,161,429


Stockholders' equity (deficiency):
     Common stock                                             17,553,048
     Additional paid in capital                                4,436,788
     Unearned compensation                                      (100,971)
     Retained deficit                                       (150,488,149)
     Cumulative currency translation adjustment                 (478,436)
                                                          --------------
           Total stockholders' equity (deficiency)          (129,077,720)
                                                          --------------
                                                              29,648,720
                                                          ==============

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                 NOVEMBER 2001




                                                                           --------------------------------------
                                                                            Month of Nov. 2001    YTD Nov. 2001
                                                                           --------------------------------------
Net revenue                                                                                         65,869,367
Cost of sales                                                                       (74,475)        51,968,750
                                                                           --------------------------------------
Gross profit                                                                         74,475         13,900,617

Selling, general and administrative expenses                                        585,749         18,535,838
Royalty income                                                                            -          5,478,479
Restructuring and other unusual charges                                              86,089          3,945,607
                                                                           --------------------------------------

Earnings from operations                                                           (597,363)        (3,102,349)

Interest expense                                                                    665,264         12,903,366
Other (income) expense, net                                                         491,318        (26,728,330)
                                                                           --------------------------------------

Net income before income tax                                                     (1,753,945)        10,722,615

Income tax expense                                                                    5,425            987,110
                                                                           --------------------------------------

Net income                                                                       (1,759,370)         9,735,505
                                                                           ======================================


CVEO Corporation f/k/a Converse Inc.
Schedule of Cash Receipts & Disbursements Form MOR1
$=thousands

                                                              Prior Month          Actual             Total
                                                              Cumulative           11/1-11/30         Cumulative
                                                              -
CASH RECEIPTS:
Domestic Accounts                                                 33,502                                33,502
Outlet Stores                                                      4,740                                 4,740
Int'l Distributors                                                15,747                                15,747
Royalty Receipts                                                   3,989                                 3,989
Auction Fixed Assets                                                 874                                   874
Interest Receipts                                                    209                 28                237
Other Receipts                                                     1,709                228              1,937

   TOTAL RECEIPTS                                                 60,770                256             61,026

DISBURSEMENTS:
Accounts Payable
   Raw Materials                                                     389                                   389
   Duties/Customs                                                  2,124                                 2,124
   Other Disbursements                                             8,995                232              9,227
   Traffic                                                         1,321                                 1,321
   Advertising/Mktg                                                  384                                   384
   Player Contracts                                                  101                                   101
   Rent                                                              778                                   778
   Capital Expenditures                                                -                                     -
   Float Adjustment                                                                                          -
                                                                                                             -
Total Accounts Payable                                            14,092                232             14,324
                                                                                                             -
Foreign Fnshd Gds-L/C                                             19,453                                19,453
Payroll/Benefits                                                  10,583                199             10,782
Tax Payments                                                       3,947                                 3,947
Japan                                                                132                                   132
Singapore                                                            219                                   219
Other                                                              2,858                                 2,858
Restructuring Fees                                                 4,088                126              4,214

   TOTAL CASH
     DISBURSEMENTS                                                55,372                557             55,929

--------------------------------------------------------------------------------------------------------------
NET CASH REC/DSB
BEFORE BA FIN                                                      5,398               (301)             5,097
--------------------------------------------------------------------------------------------------------------

ADD  BA FINANCING                                                 16,212                                16,212
                                                                                                             -
LESS BA MATURITY                                                  26,912                                26,912



--------------------------------------------------------------------------------------------------------------
NET CASH REC/DSB                                                  (5,302)              (301)            (5,603)
--------------------------------------------------------------------------------------------------------------

Proceeds Sale of Assets                                           88,750                                88,750
                                                                    (566)                                 (566)

INTEREST/FEES;
   BANKS                                                           1,685                                 1,685
   NOTEHOLDERS                                                     1,965                                 1,965
   CONVERTIBLE NOTES                                                                                         -
   DIP FEE                                                           643                                   643
                                                                                                             -
BT Loan Payoff                                                    37,039                                37,039
Secured Notes Payoff                                              23,906                                23,906
REVOLVER BALANCE                                                       -                                     -
NET CASH ACTIVITY                                                 19,972               (301)            19,671
LETTERS OF CREDIT
          ADD:                                                     9,686                                 9,686
          SUBTRACT:                                               19,450                                19,450
TOTAL L/C                                                         (3,710)                               (3,710)

BA REFINANCING
          ADD:                                                    16,212                                16,212
          SUBTRACT:                                               53,348                                53,348
TOTAL B/A REFINANCING                                                  -                                     -

STANDBY L/C                                                          919                                   919
                                                      --------------------------------------------------------

TOTAL LINE UTILIS./CASH BALANCE                                   15,343             15,042             15,042
                                                      --------------------------------------------------------